Loans (Details) - Schedule of Future Loan Obligations According to the Terms of the Loan	Apr. 30, 2024 JPY (¥)	Apr. 30, 2024 USD ($)	Apr. 30, 2023 JPY (¥)	Apr. 30, 2023 USD ($)
Schedule of Future Loan Obligations According to the Terms of the Loan [Abstract]
2025	¥ 119,305,000	$ 757,299
2026	15,204,000	96,509
2027	15,204,000	96,509
2028	8,687,000	55,142
2029	9,968,000	63,272
Thereafter
Total	¥ 168,368,000	$ 1,068,731	¥ 192,418,000	$ 1,414,943